UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-216

Nicholas Income Fund, Inc.

(Exact name of registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of principal executive offices)          (Zip code)

Albert O. Nicholas

700 North Water Street

Milwaukee, Wisconsin 53202

(Name and address of agent for service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 12/31/2003

Date of reporting period: 12/31/2003

Item 1. Report to Stockholders

                                                                                                                                                                                            February 2004

Report to Fellow Shareholders:

The Nicholas Income Fund had a good year in 2003 with a total return of 22.75%. The Fund benefited from a renewed interest in high yield bonds and fundamental improvements in the high yield market. Fund flows into the high yield sector had a positive impact on performance as a record $27.2 billion of new cash came into the market, as reported by AMG Data Services. Investor interest in high yield was driven by attractive valuations following a difficult market in 2002, improving credit fundamentals, and a dearth of viable alternative fixed income investments.

As in the equity markets, risk was greatly rewarded in 2003. The lowest quality bonds generated the greatest performance, as shown in the schedule below:

Lehman Brothers Indices	Total Return 2003
U.S. Corporate High Yield Bond Index	28.97%
Ba rated Corporate Bond Index	19.95%
B rated Corporate Bond Index.	26.59%
Caa rated Corporate Bond Index	60.23%
Below Caa rated Corporate Bond Index	86.29%

Source: Lehman Brothers Indices

The recovery in the lowest rated bonds is a result of several fundamental forces. Credit fundamentals improved in 2003 as companies repaired damaged balance sheets via improved cash flows and liquidity. Credit quality improved dramatically with large declines in Moody's Speculative Grade defaults. Stronger economic activity raised investor confidence in corporate profitability. Finally, low rates enabled companies to reduce interest expense by refinancing higher cost debt at historically low yields.

The Nicholas Income Fund performed well on an absolute basis, but lagged the Lehman U.S. Corporate Intermediate High Yield Index return of 27.44%. This was largely due to the Fund's limitation on investing in securities rated below B, the sector of bonds which generated the highest returns for the period as shown above.

Returns for Nicholas Income Fund, Inc. and selected indices are provided in the chart below for the periods ended December 31, 2003.

	Average Annual Total Return *
	1 Year	5 Year	10 Year
Nicholas Income Fund, Inc.	22.75%	1.05%	4.55%
Lehman Brothers U.S. Corporate Intermediate High Yield Bond Index	27.44%	4.61%	6.47%
Lehman Brothers U.S. Corporate Ba Bond Index	19.95%	6.92%	8.22%
Morningstar High Yield Bond Funds Objective	23.87%	3.75%	5.55%
Ending value of $10,000 invested in Nicholas Income Fund, Inc. (Distributions Reinvested)	$12,275	$10,536	$15,603

We believe the high yield market still offers attractive potential returns, but expectations should be adjusted for more average returns in 2004. Performance is unlikely to match 2003 because the large excess returns associated solely to the cheapness of the high yield sector, have been squeezed out. For that reason the Fund is positioned more defensively with a shorter average duration, an increased number of holdings, and a focus on higher quality companies.

Thank you for your continued investment in the Nicholas Income Fund.

Sincerely,

Lawrence J. Pavelec	David O. Nicholas	Albert O. Nicholas
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

* Total returns are historical and include change in share price and reinvestment of dividend and capital gain distributions. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions. Past performance is no guarantee of future results. Principal value, return and yield will fluctuate so an investment, when redeemed, may be worth more or less than original cost.

Financial Highlights
(For a share outstanding throughout each period)
-----------------------------------------------------------------------------------------------------------------------
                                                             Year Ended December 31,
                               ----------------------------------------------------------------------------------------
                                2003     2002     2001     2000     1999     1998     1997     1996     1995     1994
                               ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
NET ASSET VALUE,
 BEGINNING OF PERIOD ........   $1.93    $2.36    $2.40    $3.06    $3.39    $3.69    $3.53    $3.42    $3.21    $3.52
   INCOME (LOSS) FROM
    INVESTMENT OPERATIONS
   Net investment income ....     .17      .19      .24      .31      .33      .32      .30      .30      .30      .30
   Net gain (loss) on
    securities (realized and
    unrealized) .............     .26     (.42)    (.04)    (.66)    (.33)    (.30)     .15      .11      .21     (.31)
                                -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
      Total from investment
       operations ...........     .43     (.23)     .20     (.35)      --      .02      .45      .41      .51     (.01)
                                -----    -----    ------   -----    -----    -----    ------   -----    -----    -----
   LESS DISTRIBUTIONS
   From net investment
    income ..................    (.17)    (.20)    (.24)    (.31)    (.33)    (.32)    (.29)    (.30)    (.30)    (.30)
                                -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
NET ASSET VALUE, END
 OF PERIOD ..................   $2.19    $1.93    $2.36    $2.40    $3.06    $3.39    $3.69    $3.53    $3.42    $3.21
                                -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
                                -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
TOTAL RETURN ................  22.75%   (10.13)%  8.76%  (12.13)%  (0.07)%   0.47%   13.13%   12.37%   16.16%   (0.17)%
SUPPLEMENTAL DATA:
Net assets, end of
 period (millions) ..........  $120.4   $101.4   $118.7   $125.5   $202.8   $239.4   $254.2   $185.7   $162.1   $140.9
Ratio of expenses to
 average net assets .........    .60%     .58%     .61%     .57%     .50%     .48%     .50%     .55%     .58%     .59%
Ratio of net investment income
 to average net assets.......   7.94%    8.77%    9.56%   10.43%    9.81%    8.69%    8.29%    8.55%    8.72%    8.75%
Portfolio turnover rate ..... 104.40%   57.19%   69.84%   18.57%    47.2%    49.3%    32.2%    33.2%    29.2%    29.2%

               The accompanying notes to financial statements are an integral part of these highlights.
-----------------------------------------------------------------------------------------------------------------------
Top Ten Portfolio Issuers
December 31, 2003
-----------------------------------------------------------------------------------------------------------------------
                                                                      Percentage
        Name                                                        of Net Assets
        ----                                                        -------------
        Standard Motors Products, Inc. ............................     3.05%
        Six Flags, Inc. ...........................................     2.61%
        Lyondell Chemical Company .................................     2.60%
        Res-Care, Inc. ............................................     2.58%
        Perkins Family Restaurants, L.P. ..........................     2.54%
        Unisys Corporation ........................................     2.24%
        National Health Realty, Inc. ..............................     2.09%
        Tenet Healthcare Corporation ..............................     1.99%
        PanAmSat Corporation ......................................     1.84%
        Sequa Corporation .........................................     1.83%
                                                                       ------
        Total of top ten ..........................................    23.37%
                                                                       ------
                                                                       ------
Schedule of Investments
December 31, 2003
-------------------------------------------------------------------------------
 Shares or
 Principal
  Amount                                                      Value
-----------                                                 ---------
NON-CONVERTIBLE BONDS -- 86.82%
           Consumer Cyclicals - Products -- 1.83%
$2,000,000 Sequa Corporation
            9.00%, 08/01/09 ............................ $  2,205,000
                                                         ------------
           Consumer Cyclicals - Retail -- 2.62%
 1,500,000 J.C. Penney Company, Inc.
            7.60%, 04/01/07 ............................    1,655,625
 1,500,000 Pep Boys - Manny, Moe & Jack (The)
            6.65%, 03/03/04 ............................    1,501,875
                                                         ------------
                                                            3,157,500
                                                         ------------
           Consumer Cyclicals - Services -- 3.45%
 2,000,000 KinderCare Learning Centers, Inc.
            9.50%, 02/15/09 ............................    2,030,000
 2,000,000 United Rentals (North America), Inc.
            9.00%, 04/01/09 ............................    2,117,500
                                                         ------------
                                                            4,147,500
                                                         ------------
           Consumer Discretionary -
            Auto & Components -- 2.52%
 1,000,000 Goodyear Tire & Rubber Company (The)
            7.857%, 08/15/11 ............................     872,500
 2,000,000 Tenneco Automotive Inc.
            11.625%, 10/15/09 ...........................   2,160,000
                                                         ------------
                                                            3,032,500
                                                         ------------
           Consumer Discretionary -
            Durables & Appliances -- 3.04%
 1,000,000 K. Hovnanian Enterprises, Inc.
            6.50%, 01/15/14 .............................     996,250
 2,500,000 Levi Strauss & Co.
            12.25%, 12/15/12 ............................   1,625,000
 1,000,000 Sealy Mattress Company
            9.875%, 12/15/07 ............................   1,035,000
                                                         ------------
                                                            3,656,250
                                                         ------------
           Consumer Discretionary -
            Hotels, Restaurants & Leisure -- 10.48%
 1,500,000 HMH Properties, Inc.
            7.875%, 08/01/08 ............................   1,560,000
   500,000 Herbst Gaming Inc.
            10.75%, 09/01/08 ............................     562,500
 1,000,000 MGM MIRAGE
            6.00%, 10/01/09 .............................   1,027,500
 1,000,000 Mirage Resorts, Incorporated
            6.75%, 02/01/08 .............................   1,067,500
 1,000,000 O'Charley's Inc.
            144A restricted, 9.00%, 11/01/13 ............   1,005,000
 2,000,000 Park Place Entertainment Corporation
            7.875%, 12/15/05 ............................   2,142,500
 1,000,000 Poster Financial Group, Inc.
            144A restricted, 8.75%, 12/01/11 ............   1,057,500
 1,000,000 Royal Caribbean Cruises Ltd.
            7.00%, 10/15/07 .............................   1,060,000
 3,000,000 Six Flags, Inc.
            9.50%, 02/01/09 .............................   3,142,500
                                                         ------------
                                                           12,625,000
                                                         ------------
           Consumer Discretionary - Media -- 7.27%
 1,500,000 EchoStar DBS Corporation
            5.75%, 10/01/08 .............................   1,516,875
 1,500,000 Emmis Communications Corporation
            8.125%, 03/15/09 ............................   1,573,125
   250,000 IMAX Corporation
            144A restricted, 9.625%, 12/01/10 ...........     262,812
 1,000,000 Interpublic Group of Companies, Inc. (The)
            7.875%, 10/15/05 ............................   1,071,250
 1,000,000 PRIMEDIA Inc.
            7.625%, 04/01/08 ............................   1,010,000
 2,000,000 PanAmSat Corporation
            8.50%, 02/01/12 .............................   2,220,000
 1,000,000 Radio One, Inc.
            8.875%, 07/01/11 ............................   1,102,500
                                                         ------------
                                                            8,756,562
                                                         ------------
           Consumer Staples - Food & Drug Retail -- 8.00%
 1,000,000 Great Atlantic & Pacific Tea Company, Inc. (The)
            7.75%, 04/15/07 .............................     935,000
 1,000,000 Great Atlantic & Pacific Tea Company, Inc. (The)
            9.125%, 12/15/11 ............................     915,000
 3,000,000 Perkins Family Restaurants, L.P.
            10.125%, 12/15/07 ...........................   3,060,000
 2,000,000 Pilgrim's Pride Corporation
            9.625%, 09/15/11 ............................   2,200,000
   500,000 Rite Aid Corporation
            144A restricted, 6.125%, 12/15/08 ...........     475,000
 1,000,000 Tembec Industries
            8.625%, 06/30/09 ............................   1,030,000
 1,000,000 Winn-Dixie Stores, Inc.
            8.875%, 04/01/08 ............................   1,015,000
                                                         ------------
                                                            9,630,000
                                                         ------------
           Consumer Staples -
            Household & Personal Products -- 1.54%
 1,750,000 Rayovac Corporation
            8.50%, 10/01/13 .............................   1,855,000
                                                         ------------
           Energy -- 4.04%
   500,000 Benton Oil and Gas Company
            9.375%, 11/01/07 ............................     500,000
 1,000,000 Denbury Resources Inc.
            7.50%, 04/01/13 .............................   1,045,000
   450,000 Forest Oil Corporation
            8.00%, 06/15/08 .............................     490,500
 1,000,000 Forest Oil Corporation
            7.75%, 05/01/14 .............................   1,057,500
 1,171,000 Nuevo Energy Company
            9.50%, 06/01/08 .............................   1,226,623
   500,000 Petrobras International Finance Company
            9.125%, 07/02/13 ............................     547,500
                                                         ------------
                                                            4,867,123
                                                         ------------
           Financials - Diversified -- 0.88%
   750,000 Dana Credit Corporation
            144A restricted, 8.375%, 08/15/07 ...........     806,250
   250,000 LaBranche & Co Inc.
            12.00%, 03/02/07 ............................     252,500
                                                         ------------
                                                            1,058,750
                                                         ------------
           Financials - Insurance -- 0.84%
 1,000,000 Fairfax Financial Holdings Limited
            7.375%, 03/15/06 ............................   1,010,000
                                                         ------------
           Financials - Real Estate -- 1.78%
   500,000 Corrections Corporation of America
            7.50%, 05/01/11 .............................     525,000
 1,500,000 FelCor Lodging Limited Partnership
            10.00%, 09/15/08 ............................   1,620,000
                                                         ------------
                                                            2,145,000
                                                         ------------
           Health Care - Equipment -- 0.88%
 1,000,000 Mallinckrodt Inc.
            6.50%, 11/15/07 .............................   1,057,500
                                                         ------------
           Health Care -
            Pharmaceuticals & Biotechnology -- 0.47%
   500,000 aaiPharma Inc.
            11.00%, 04/01/10 ............................     567,500
                                                         ------------
           Health Care - Services -- 9.11%
 2,000,000 AmerisourceBergen Corporation
            7.25%, 11/15/12 .............................   2,155,000
 1,500,000 Psychiatric Solutions, Inc.
            10.625%, 06/15/13 ...........................   1,683,750
 3,000,000 Res-Care, Inc.
            10.625%, 11/15/08 ...........................   3,105,000
 2,500,000 Tenet Healthcare Corporation
            6.375%, 12/01/11 ............................   2,400,000
 1,500,000 Triad Hospitals, Inc.
            8.75%, 05/01/09 .............................   1,625,625
                                                         ------------
                                                           10,969,375
                                                         ------------
           Industrials - Capital Goods -- 3.66%
 1,250,000 BE Aerospace, Inc.
            8.00%, 03/01/08 .............................   1,171,875
   500,000 DRS Technologies, Inc.
            144A restricted, 6.875%, 11/01/13 ...........     513,750
   500,000 L-3 Communications Corporation
            144A restricted, 6.125%, 01/15/14 ...........     501,250
 1,500,000 Manitowoc Company, Inc. (The)
            10.50%, 08/01/12 ............................   1,708,125
   500,000 Vought Aircraft Industries, Inc.
            144A restricted, 8.00%, 07/15/11 ............     510,625
                                                         ------------
                                                            4,405,625
                                                         ------------
           Industrials -
            Commercial Services & Supplies -- 3.33%
 2,000,000 Allied Waste North America, Inc.
            10.00%, 08/01/09 ............................   2,160,000
 1,750,000 Wackenhut Corrections Corporation
            8.25%, 07/15/13 .............................   1,855,000
                                                         ------------
                                                            4,015,000
                                                         ------------
           Information Technology -
            Hardware & Equipment -- 3.00%
 1,500,000 Ericsson LM Telefon AB
            6.50%, 05/20/09 .............................   1,522,170
 1,000,000 Lucent Technologies Inc.
            7.25%, 07/15/06 .............................   1,015,000
 1,000,000 Xerox Corporation
            7.125%, 06/15/10 ............................   1,070,000
                                                         ------------
                                                            3,607,170
                                                         ------------
           Information Technology -
            Software & Services -- 2.24%
 2,500,000 Unisys Corporation
            8.125%, 06/01/06 ............................   2,700,000
                                                         ------------
           Materials - 8.98%
 2,000,000 Caraustar Industries, Inc.
            9.875%, 04/01/11 ............................   2,160,000
 3,000,000 Lyondell Chemical Company
            9.50%, 12/15/08 .............................   3,135,000
 1,000,000 OM Group, Inc.
            9.25%, 12/15/11 .............................   1,040,000
 1,000,000 Owens-Illinois, Inc.
            8.10%, 05/15/07 .............................   1,053,750
 1,600,000 Tekni-Plex, Inc.
            144A restricted, 8.75%, 11/15/13 ............   1,668,000
 1,500,000 United States Steel LLC
            10.75%, 08/01/08 ............................   1,755,000
                                                         ------------
                                                           10,811,750
                                                         ------------
           Telecommunication Services -- 1.37%
   500,000 Crown Castle International Corp.
            9.375%, 08/01/11 ............................     555,000
 1,000,000 Nextel Communications, Inc.
            9.375%, 11/15/09 ............................   1,090,000
                                                         ------------
                                                            1,645,000
                                                         ------------
           Utilities -- 5.49%
 1,500,000 AES Corporation (The)
            144A restricted, 8.75%, 05/15/13 ............   1,676,250
 1,000,000 Calpine Corporation
            144A restricted, 8.50%, 07/15/10 ............     975,000
   500,000 PSEG Energy Holdings L.L.C.
            7.75%, 04/16/07 .............................     530,625
 2,000,000 Sonat Inc.
            7.625%, 07/15/11 ............................   1,852,500
 1,535,000 TECO Energy, Inc.
            7.00%, 05/01/12 .............................   1,581,050
                                                         ------------
                                                            6,615,425
                                                         ------------
             TOTAL NON-CONVERTIBLE BONDS
              (cost $100,315,645) ....................... 104,540,530
                                                         ------------
CONVERTIBLE BOND -- 3.05%
           Consumer Discretionary -
            Auto & Components -- 3.05%
 4,000,000 Standard Motor Products, Inc.
            6.75%, 07/15/09
              (cost $3,041,918) .........................   3,675,000
                                                         ------------
COMMON STOCKS -- 5.52%
           Financials - Real Estate -- 5.52%
    40,000 Correctional Properties Trust ................   1,152,000
    35,000 Health Care Property Investors, Inc. .........   1,778,000
   127,500 National Health Realty, Inc. .................   2,511,750
    40,000 Universal Health Realty Income Trust .........   1,204,000
                                                         ------------
             TOTAL COMMON STOCKS
              (cost $5,414,890) .........................   6,645,750
                                                         ------------
PREFERRED STOCK -- 0.80%
           Energy -- 0.80%
       160 Contango Oil & Gas Company Series C Cumulative
            Convertible Preferred, par value $0.04 per
            share, private placement restricted
              (cost $800,000) ...........................     965,107
                                                         ------------

SHORT-TERM INVESTMENTS -- 2.31%
           Commercial Paper -- 0.83%
 1,000,000 Coca-Cola Enterprises Inc.
            1.00%, 01/07/04 .............................     999,861
                                                         ------------
           Variable Rate Demand Note - 1.48%
 1,778,702 U.S. Bank N.A.
            0.87%, 01/02/04 .............................   1,778,702
                                                         ------------
             TOTAL SHORT-TERM INVESTMENTS
              (cost $2,778,563) .........................   2,778,563
                                                         ------------
             TOTAL INVESTMENTS -- 98.50%
              (cost $112,351,016) ....................... 118,604,950
                                                         ------------
           OTHER ASSETS,
            NET OF LIABLITIES -- 1.50% ..................   1,811,764
                                                         ------------
             TOTAL NET ASSETS
              (basis of percentages
               disclosed above) -- 100% ................ $120,416,714
                                                         ------------
                                                         ------------

The accompanying notes to financial statements are an integral part of this schedule.
Statement of Assets and Liabilities
December 31, 2003
-------------------------------------------------------------------------------
ASSETS
    Investments in securities at value (cost $112,351,016) ....   $118,604,950
                                                                  ------------
    Receivables -
         Dividends and interest ...............................      2,157,813
                                                                  ------------
              Total assets ....................................    120,762,763
                                                                  ------------
LIABILITIES
    Payables -
         Investment securities purchased ......................        267,697
         Management fee .......................................         44,697
         Other payables and accrued expenses ..................         33,655
                                                                  ------------
              Total liabilities ...............................        346,049
                                                                  ------------
              Total net assets ................................   $120,416,714
                                                                  ------------
                                                                  ------------
NET ASSETS CONSIST OF
    Paid in capital ...........................................   $197,303,234
    Net unrealized appreciation on investments ................      6,253,934
    Accumulated net realized loss on investments ..............    (83,327,547)
    Accumulated net investment income .........................        187,093
                                                                  ------------
              Total net assets ................................   $120,416,714
                                                                  ------------
                                                                  ------------
NET ASSET VALUE PER SHARE ($.01 par value,
 100,000,000 shares authorized),
 offering price and redemption price
 ($120,416,714 / 54,967,356 shares outstanding) ...............          $2.19
                                                                         -----
                                                                         -----

The accompanying notes to financial statements are an integral part of this statement.
Statement of Operations
For the year ended December 31, 2003
-------------------------------------------------------------------------------
INCOME
    Interest ..................................................     $9,393,053
    Dividend ..................................................        297,340
    Miscellaneous .............................................         15,000
                                                                   -----------
         Total income .........................................      9,705,393
                                                                   -----------
EXPENSES
    Management fee ............................................        490,618
    Transfer agent fees .......................................         59,704
    Registration fees .........................................         28,206
    Audit and tax fees ........................................         22,118
    Accounting system and pricing service fees ................         19,704
    Postage and mailing ......................................          18,965
    Legal fees ................................................         11,767
    Printing ..................................................          8,971
    Directors' fees ...........................................          8,000
    Custodian fees ............................................          5,871
    Insurance .................................................          4,703
    Other operating expenses ..................................          2,914
                                                                   -----------
         Total expenses .......................................        681,541
                                                                   -----------
         Net investment income ................................      9,023,852
                                                                   -----------
NET REALIZED GAIN ON INVESTMENTS ..............................      1,042,199
                                                                   -----------
CHANGE IN NET UNREALIZED APPRECIATION ON INVESTMENTS ..........     13,295,111
                                                                   -----------
    Net realized and unrealized gain on investments ...........     14,337,310
                                                                   -----------
    Net increase in net assets resulting from operations ......    $23,361,162
                                                                   -----------
                                                                   -----------
The accompanying notes to financial statements are an integral part of this statement.
Statements of Changes in Net Assets
For the years ended December 31, 2003 and 2002
-------------------------------------------------------------------------------
                                                  2003                2002
                                             -------------       -------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
    Net investment income ..................  $  9,023,852        $  9,886,130
    Net realized gain (loss)
     on investments ........................     1,042,199         (22,180,634)
    Change in net unrealized
     appreciation on investments ...........    13,295,111           1,165,496
                                              ------------        ------------
         Net increase (decrease) in net
          assets resulting from operations      23,361,162         (11,129,008)
                                              ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income .............    (9,195,267)        (10,177,972)
                                              ------------        -------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares issued
     (38,321,606 and 24,144,215
     shares, respectively) .................    80,131,271          52,958,856
    Reinvestment of distributions
     (3,433,430 and 3,876,401
     shares, respectively) .................     7,311,683           8,061,255
    Cost of shares redeemed
     (39,258,277 and 25,770,720
     shares, respectively) .................   (82,581,706)        (57,038,699)
                                              ------------        ------------
         Increase in net assets
          derived from capital share
          transactions .....................     4,861,248           3,981,412
                                              ------------        ------------
         Total increase (decrease) in
          net assets .......................    19,027,143         (17,325,568)
                                              ------------        ------------
NET ASSETS
    Beginning of period ....................   101,389,571         118,715,139
                                              ------------        ------------
    End of period (including accumulated
     undistributed net investment income
     of $187,093 and $221,557,
     respectively) .........................  $120,416,714        $101,389,571
                                              ------------        ------------
                                              ------------        ------------

The accompanying notes to financial statements are an integral part of these statements.
Notes to Financial Statements
December 31, 2003
------------------------------------------------------------------------------
(1) Summary of Significant Accounting Policies --
    Nicholas Income Fund, Inc. (the "Fund") is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended.
    The primary objective of the Fund is high current income consistent with the preservation and conservation of capital values.  The following is a summary of the significant accounting policies of the Fund:
    (a)  Each equity security is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the last bid price.  Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal,
         institutional-sized trading units, issuer analysis, bond market activity and various other factors.  Restricted securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the
         Board of Directors.  Variable rate demand notes are valued at cost, which approximates market value.  U.S. Treasury Bills and commercial paper are stated at amortized cost, which approximates market value.
         Investment transactions are recorded no later than the first business day after the trade date.
    (b)  Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.
    (c)  Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis.  Non-cash dividends, if any, are recorded at value on date of distribution.  Dividends and distributions paid to shareholders are recorded on the ex-dividend date.
    (d)  Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.
         As of December 31, 2003, the Fund has capital loss carryforwards of approximately $83,303,000, which expire as follows: $9,476,000 in
         2007, $19,346,000 in 2008, $30,985,000 in 2009 and $23,496,000 in
         2010. To the extent the Fund has future net realized capital gains, distributions of capital gains to shareholders will be offset by any unused capital loss carryforward.
         For the year ended December 31, 2003, the Fund had a tax deferral of wash loss sales of approximately $24,000.
    (e)  Distributions from net investment income are generally declared and paid quarterly.  Distributions of net realized capital gain, if any, are declared and paid at least annually.
         The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.  To the extent these book and tax differences are permanent in nature, such amounts are reclassified among paid in capital, accumulated undistributed net realized gain
         (loss) on investments and accumulated undistributed net investment income. Accordingly, at December 31, 2003 reclassifications were recorded to increase accumulated undistributed net investment income by $136,951, decrease accumulated net realized loss on investments by
         $546,357 and decrease paid in capital by $683,308.  The tax character of distributions paid during the years ended December 31, were as follows:
                                            12/31/2003        12/31/2002
                                           ------------      ------------
              Distributions paid from:
              Ordinary income ............   $9,195,267       $10,177,972
                                             ----------       -----------
         For the year ended December 31, 2003, none of the dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.
         As of December 31, 2003, investment cost for federal tax purposes was
         $112,282,836 and the tax basis components of net assets were as follows:
              Unrealized appreciation ....................... $  6,883,261
              Unrealized depreciation .......................     (561,147)
                                                              ------------
              Net unrealized appreciation ...................    6,322,114
                                                              ------------
              Undistributed ordinary income .................       95,035
              Accumulated realized capital loss .............  (83,303,669)
              Paid in capital ...............................  197,303,234
                                                              ------------
              Net assets .................................... $120,416,714
                                                              ------------
                                                              ------------
         The differences, if any, between book-basis and tax-basis unrealized appreciation (depreciation), undistributed ordinary income and accumulated realized capital loss are attributable primarily to the tax deferral of losses from wash sales and the difference between book and tax amortization/accretion for premium and market discount.
    (f)  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from estimates.
(2) Investment Adviser and Management Agreement --
    The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the "Adviser") to serve as investment adviser and manager.  Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of .50% of the average net asset value up to and including $50 million, .40% of the average net asset value in excess of $50 million and up to and including
    $100 million and .30% of the average net asset value in excess of $100 million.  Also, the Adviser may be reimbursed for clerical and administrative services rendered by its personnel.  No amounts were paid by the Fund for clerical and administrative services during the year ended
    December 31, 2003.
(3) Investment Transactions --
    For the year ended December 31, 2003, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $115,502,292 and $107,653,868, respectively.
Independent Auditors' Report
-------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Nicholas Income Fund, Inc.
We have audited the accompanying statement of assets and liabilities of
Nicholas Income Fund, Inc. (the "Fund"), including the schedule of investments as of December 31, 2003, and the related statement of operations for the period then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the Fund's custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Fund as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Milwaukee Wisconsin
January 30, 2004
Historical Record (unaudited)
-------------------------------------------------------------------------------
                                     Net Investment    Growth of
                            Net          Income       an Initial
                        Asset Value   Distributions     $10,000
                         Per Share      Per Share    Investment ***
                        -----------  --------------  --------------
November 21, 1977 * ....   $5.10        $  --            $10,000
December 31, 1987 ......    3.64         0.4660           22,560
December 31, 1988 ......    3.68         0.3710           25,164
December 31, 1989 ......    3.44         0.3830           26,155
December 31, 1990 ......    3.01         0.3970           25,886
December 31, 1991 ......    3.34         0.3460           31,853
December 31, 1992 ......    3.38         0.2955           35,143
December 31, 1993 ......    3.52         0.2890           39,695
December 31, 1994 ......    3.21         0.3010           39,626
December 31, 1995 ......    3.42         0.2950           46,029
December 31, 1996 ......    3.53         0.2960           51,721
December 31, 1997 ......    3.69         0.2903           58,514
December 31, 1998 ......    3.39         0.3155           58,788
December 31, 1999 ......    3.06         0.3312           58,749
December 31, 2000 ......    2.40         0.3060           51,620
December 31, 2001 ......    2.36         0.2430           56,144
December 31, 2002 ......    1.93         0.1985           50,459
December 31, 2003 ......    2.19         0.1690(a)        61,937

  * Initial date under Nicholas Company, Inc. management.
 ** Assuming reinvestment of distributions.
    The Fund distributed no capital gains for the time periods listed.
(a) Paid $0.0425 per share May 2, 2003 to shareholders of record on May 1, 2003.
    Paid $0.0400 per share July 24, 2003 to shareholders of record on July 23,
    2003.
    Paid $0.0440 per share October 24, 2003 to shareholders of record on
    October 23, 2003.
    Paid $0.0425 per share December 30, 2003 to shareholders of record on
    December 29, 2003.
DIRECTORS AND OFFICERS OF THE FUND (unaudited)
-----------------------------------------------------------------------------------------------------------------------
    The following table sets forth the pertinent information about the Fund's directors and officers as of December 31,
2003.  Unless otherwise listed, the business address of each director and officer is 700 North Water Street, Milwaukee,
WI 53202.
                                                                                             Number of
                                                  Term of                                  Portfolios in      Other
                                                 Office and                                Fund Complex   Directorships
                                Positions Held   Length of      Principal Occupations        Overseen         Held
Name, Age and Address              With Fund    Time Served      During Past 5 Years        by Director    by Director
-----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Albert O. Nicholas, 72 (1), (3)  President,     (2), 26 years  Chief Executive Officer and        6            None
                                 Co-Portfolio                  Chairman of the Board, Nicholas
                                 Manager and                   Company, Inc., the Adviser to
                                 Director                      to the Fund.  He has been
                                                               Co-Portfolio Manager of Nicholas
                                                               Fund, Inc.; and also the Fund and
                                                               Nicholas Equity Income Fund, Inc.
                                                               since April 2001 and July 2001,
                                                               respectively.  He formerly was the
                                                               sole Portfolio Manager of these
                                                               funds, since the time the Adviser
                                                               managed them.
DISINTERESTED DIRECTORS
Robert H. Bock, 71               Director       (2), 1 year    Private Investor, Consultant,      5            None
                                                               Dean Emeritus of Business
                                                               Strategy and Ethics, University of
                                                               Wisconsin School of Business,
                                                               1997 to present.
Jay H. Robertson, 52             Director       (2), 9 years   Private Investor, April 2000       5            None
                                                               to present.  Chairman of the
                                                               Board of Robertson-Ryan and
                                                               Associates, Inc., an insurance
                                                               brokerage firm from 1993 to
                                                               March 2000.
OFFICERS
David L. Johnson, 61 (3)         Executive       Annual,       Executive Vice President,
                                 Vice President  22 years      Nicholas Company, Inc., the
                                                               Adviser to the Fund.
Thomas J. Saeger, 59             Executive       Annual,       Executive Vice President and
                                 Vice President  26 years      Assistant Secretary, Nicholas
                                 and Secretary                 Company, Inc., the Adviser to
                                                               the Fund.
David O. Nicholas, 42 (3)        Senior Vice     Annual,       President, Chief Investment
                                 President and   9 years       Officer and Director, Nicholas
                                 Co-Portfolio                  Company, Inc., the Adviser to the
                                 Manager                       Fund. He has been Portfolio
                                                               Manager of Nicholas II, Inc.
                                                               and Nicholas Limited Edition, Inc.
                                                               and has been Co-Portfolio Manager
                                                               of Nicholas Fund, Inc.; and also
                                                               the Fund and Nicholas Equity
                                                               Income Fund, Inc. since April 2001
                                                               and July 2001, respectively.
Jeffrey T. May, 47               Senior Vice     Annual,       Senior Vice President, Treasurer
                                 President and   10 years      and Compliance Officer, Nicholas
                                 Treasurer                     Company, Inc., the Adviser to the
                                                               Fund.  He has been Portfolio
                                                               Manager of Nicholas Money Market
                                                               Fund, Inc.
Candace L. Lesak, 46             Vice President  Annual,       Employee, Nicholas Company, Inc.,
                                                 17 years      the Adviser to the Fund.
Kathleen A. Evans, 55            Assistant Vice  Annual,       Vice President, Nicholas Company,
                                 President       17 years      Inc., the Adviser to the Fund.
____________________
(1)     Albert O. Nicholas is the only director of the Fund who is an "interested person"
        of the Adviser, as that term is defined in the 1940 Act.  Mr. Nicholas is Chief Executive
        Officer and a Director of the Adviser and owns 51% of the outstanding voting securities of the Adviser.
(2)     Until duly elected or re-elected at a subsequent annual meeting of the Fund.
(3)     David O. Nicholas is the son of Albert O. Nicholas.  David L. Johnson is the brother-in-law of Albert O. Nicholas.
    The Fund's Statement of Additional Information includes additional information about Fund directors and is available, without charge, upon request, by calling 800-227-5987 (toll-free)
or 414-272-6133.

Nicholas Income Fund, Inc. Privacy Policy
-------------------------------------------------------------------------------
      Nicholas Income Fund, Inc. respects each shareholders' right to privacy.
We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.
      We collect the following non-public personal information about you:
      * Information we receive from you on applications or other forms, whether we receive the form in writing or electronically.  This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.
      * Information about your transactions with us and account history with
us.  This includes, but is not limited to, your account number, balances and cost basis information.  This also includes transaction requests made through our transfer agent.
      * Other general information that we may obtain about you such as demographic information.
              WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION
                     ABOUT CURRENT OR FORMER SHAREHOLDERS.

                  INFORMATION SHARED WITH OUR TRANSFER AGENT,
                   A THIRD PARTY COMPANY, ALSO IS NOT SOLD.
      We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information.  While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.
      We may share non-public personal information about you:
      * With companies who work for us to service your accounts or to process transactions that you may request.  This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the
Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.
      * With a party representing you, with your consent, such as your broker or lawyer.
      * When required by law, such as in response to a subpoena or other legal process.
      The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information.  Access is restricted to employees who the Adviser determines need the information in order to perform their job duties.  To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.
      In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Nicholas Family of Funds
Services Offered
-------------------------------------------------------------------------------
*     IRAs
      * Traditional      * SIMPLE
      * Roth             * SEP
*     Coverdell Education Accounts
*     Self-employed Master Retirement Plan
      * Profit Sharing   * Money Purchase
*     Automatic Investment Plan
*     Direct Deposit of Dividend and Capital Gain Distributions
*     Systematic Withdrawal Plan with Direct Deposit
*     Monthly Automatic Exchange between Funds
*     Telephone Redemption
*     Telephone Exchange
*     24-hour Automated Account Information (1-800-544-6547)
*     24-hour Internet Account Access (www.nicholasfunds.com)
Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Family of Funds (1-800-227-5987).
                             Directors and Officers

                  ALBERT O. NICHOLAS, President and Director

                           ROBERT H. BOCK, Director

                          JAY H. ROBERTSON, Director

                  DAVID L. JOHNSON, Executive Vice President

           THOMAS J. SAEGER, Executive Vice President and Secretary

              JEFFREY T. MAY, Senior Vice President and Treasurer

                   DAVID O. NICHOLAS, Senior Vice President

                       CANDACE L. LESAK, Vice President

                  KATHLEEN A. EVANS, Assistant Vice President

                              Investment Adviser
                            NICHOLAS COMPANY, INC.
                             Milwaukee, Wisconsin
                         414-272-6133 or 800-227-5987

                                Transfer Agent
                        U.S. BANCORP FUND SERVICES, LLC
                             Milwaukee, Wisconsin
                         414-276-0535 or 800-544-6547

                                   Custodian
                                U.S. BANK N.A.
                               Cincinnati, Ohio

                                   Auditors
                             DELOITTE & TOUCHE LLP
                             Milwaukee, Wisconsin

                                    Counsel
                         MICHAEL BEST & FRIEDRICH LLP
                             Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund.  It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                                 ANNUAL REPORT

                          NICHOLAS INCOME FUND, INC.
700 North Water Street
Milwaukee, Wisconsin 53202
www.nicholasfunds.com
December 31, 2003

Item 2. Code of Ethics.

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND

SENIOR FINANCIAL OFFICERS

I.    Covered Officers/Purpose of the Code

    The Nicholas Family of Funds code of ethics (this "Code") for the investment companies within the complex (collectively, "Funds" and each, "Company") applies to the Company's Principal Executive Officer and Principal Financial Officer (the "Covered Officers" each of whom are set forth in Exhibit A) for the purpose of promoting:

* honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

* full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by the Company;

* compliance with applicable laws and governmental rules and regulations;

* the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

* accountability for adherence to the Code.

    Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

    Overview. A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his service to, the Company. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Company.

    Certain conflicts of interest arise out of the relationships between Covered Officers and the Company and already are subject to conflict of interest provisions in the Investment Company Act of 1940 ("Investment Company Act") and the Investment Advisers Act of 1940 ("Investment Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Company because of their status as "affiliated persons" of the Company. The Company's and the investment adviser's compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

    Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Company and the investment adviser of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Company or for the adviser, or for both), be involved in establishing policies and implementing decisions that will have different effects on the adviser and the Company. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Company and the adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Company. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by the Funds' Boards of Directors ("Boards") that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

    Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Company.

* * *

    Each Covered Officer must:

* not use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Company whereby the Covered Officer would benefit personally to the detriment of the Company;

* not cause the Company to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Company;

* not use material non-public knowledge of portfolio transactions made or contemplated for the Company to trade personally or cause others to trade personally in contemplation of the market effect of such transactions;

* report, at least annually:

* officer and director positions in corporations, public or private, for profit or not for profit, or in which the Covered Officer or any of his immediate family members holds 5% or more of its outstanding stock;

* Positions as a trustee, executor or other fiduciary;

* Ownership interest in any broker-dealer or bank;

* Transactions between the Covered Officer and any of the Nicholas Family of Funds, the Nicholas Company or any company in which any director of any of the Nicholas Family of Funds is an officer or director.

* Situations in which any immediate family member of the Covered Employee is an officer, director or employee of any company in which any officer or director of the Nicholas Company or any of the Nicholas Family of Funds is a director or executive officer.

    There are some conflict of interest situations that should always be discussed with the appropriate officer if material. If the matter involves Jeffrey T. May, he should discuss the matter with David O. Nicholas. If the matter involves any other person, that person should discuss the matter with Jeffrey T. May. In each case, the officer with whom such matter is discussed is encouraged to review the matter with counsel to the Company. Examples of these include:

* service as a director on the board of any public company;

* the receipt of any non-nominal gifts;

* the receipt of any entertainment from any company with which the Company has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety;

* any ownership interest in, or any consulting or employment relationship with, any of the Company's service providers, other than its investment adviser, principal underwriter, administrator or any affiliated person thereof;

* a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Company for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership.

III. Disclosure and Compliance

* Each Covered Officer should familiarize himself with the disclosure requirements generally applicable to the Company;

* each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Company to others, whether within or outside the Company, including to the Company's directors and auditors, and to governmental regulators and self-regulatory organizations;

* each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and the adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Funds files with, or submits to, the SEC and in other public communications made by the Funds; and

* it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV. Reporting and Accountability

    Each Covered Officer must:

* upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read, and understands the Code;

* annually thereafter affirm to the Board that he has complied with the requirements of the Code;

* not retaliate against any other Covered Officer or any employee of the Funds or their affiliated persons for reports of potential violations that are made in good faith; and

* notify the appropriate person promptly if he knows of any violation of this Code. Failure to do so is itself a violation of this Code. Each Covered Officer should notify Jeffrey T. May unless the person violating the Code is Jeffrey T. May, in which case such person should notify David O. Nicholas. In each case, each Covered Officer is encouraged to also contact counsel to the Fund.

    Jeffrey T. May is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation; provided that if the situation involves Jeffrey T. May directly, then Mr. David O. Nicholas is responsible for applying the Code to him and he has authority to interpret the Code with respect to such application. Both Jeffrey T. May and David O. Nicholas are encouraged to discuss the matter with counsel to the Fund. However, any approvals or waivers sought by the Principal Executive Officer will be considered by the Independent Directors (the "Committee").

    The Company will follow these procedures in investigating and enforcing this Code:

* Jeffrey T. May or David O. Nicholas, with the advice of counsel will take all appropriate action to investigate any potential violations reported to him;

* if, after such investigation, the officer making such investigation believes that no violation has occurred, he is not required to take any further action;

* any matter that the officer making the investigation believes is a violation will be reported to the independent directors;

* if the independent directors concur that a violation has occurred, they will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the investment adviser or its board; or a recommendation to dismiss the Covered Officer;

* the independent directors will be responsible for granting waivers, as appropriate; and

* any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V. Other Policies and Procedures

    This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Funds, the Funds' adviser, principal underwriter, or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Funds' and their investment adviser's codes of ethics under Rule 17j-1 under the Investment Company Act and the adviser's more detailed policies and procedures are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI. Amendments

    Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Board, including a majority of independent directors.

VII. Confidentiality

    All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board and its counsel, the appropriate Company and the Nicholas Company.

VIII. Internal Use

    The Code is intended solely for the internal use by the Funds and does not constitute an admission, by or on behalf of any Company, as to any fact, circumstance, or legal conclusion.

Date: November 20, 2003

Exhibit A

Persons Covered by this Code of Ethics

The Nicholas Company	Albert O. Nicholas	Jeffrey T. May
Nicholas Fund, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas II, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas Limited Edition, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas Income Fund, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas Equity Income Fund, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas Liberty Fund	David O. Nicholas	Jeffrey T. May
Nicholas Money Market Fund, Inc.	Albert O. Nicholas	Jeffrey T. May

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that no member of the Board of Directors is an audit committee financial expert as that term is defined for purposes of this item. The Fund's Board of Directors routinely holds its meetings with the other six funds in the Nicholas complex, there is substantial overlap in the boards of each of those funds, auditors for funds in the Nicholas complex make presentations jointly to the boards of the funds which they audit and three of those funds have the same auditor as the Fund. The boards of directors of five of those other funds have determined that one of their members meets the definition of an audit committee financial expert; however, that person is not a director of the Fund. The Fund believes that the joint meetings and presentations with the other funds in the Nicholas complex and the availability and presence of the board member of other funds in the Nicholas complex who is an audit committee financial expert gives the Fund some of the benefit of having a board member who meets the definition of an audit committee financial expert. The Fund can call upon this person from time to time should circumstances warrant. The independent members of the Fund's Board of Directors are considering the possibility of adding that person as an independent director of the Fund and adding other independent directors; however, under present SEC rules, such additions may require that the Fund hold a meeting of the shareholders. Current SEC proposals, if adopted, may change the required percentage of independent directors for mutual funds. The Board of Directors of the Fund believes that it is not in the best interest of the Fund to hold a shareholder meeting until after such SEC proposals are finalized, at which time the Board can more easily evaluate the resulting requirements, the methods which will then be available to satisfy those requirements and the benefit to the Fund of holding a shareholder meeting.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Fund's principal accountant (the "Auditor") for the audit of the Fund's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $15,900 in 2003 and $15,718 in 2002.

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the Auditor to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,600 in 2003 and $7,294 in 2002. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed in each of the last two fiscal years for Tax Services by the Auditor to the Fund's investment adviser which required pre-approval by the Board of Directors as described in paragraph (e)(1) of this Item 4.

(d) All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4.

There were no fees billed in each of the last two fiscal years for Non-Audit Services by the Auditor to the Fund's investment adviser which required pre-approval by the Board of Directors as described in paragraph (e)(1) of this Item 4.

(e) Audit Committee Pre-Approval Policies and Procedures. The Fund's Board of Director's has not adopted any pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The Fund's Board of Directors meets with the Auditors and management to review and pre-approve the Auditor's engagements for audit and non-audit services to the Fund and its Adviser prior to each engagement.

(f)  No disclosures are required by this Item 4(f).

(g) There were no non-audit fees billed in each of the last two fiscal years by the Auditor for services rendered to the Fund or the Fund's investment adviser that provides ongoing services.

(h)  No disclosures are required by this Item 4(h).

Item 5. Audit Committee of Listed Registrants.

Applicable only for annual reports covering periods ending on or after the earlier of (i) the first annual shareholder meeting after January 15, 2004 or (ii) October 31, 2004.

Item 6. [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds on or after July 1, 2003.

Item 8. [Reserved.]

Item 9. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 10. Exhibits.

(a) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(b) Certifications of Principal Executive Officer and Principal Financial Officer attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Income Fund, Inc.

By: /s/ Albert O. Nicholas

Name: Albert O. Nicholas

Title: Principal Executive Officer

Date: 02/26/2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Albert O. Nicholas

Name: Albert O. Nicholas

Title: Principal Executive Officer

Date: 02/26/2004

By: /s/ Jeffrey T. May

Name: Jeffrey T. May

Title: Principal Financial Officer

Date: 02/26/2004